2017 Investor Day June 5, 2017 Exhibit 99.1

CNO Financial Group | 2017 Investor Day | June 5, 2017 2 Agenda TIME TOPIC SPEAKER 1:00 p.m. Welcome & Opening Comments Adam Auvil – Director, Investor Relations Ed Bonach – Chief Executive Officer 1:10 p.m. Positioned to Win in the Middle- Income Market Gary Bhojwani – President Gerardo Monroy – Chief Marketing Officer Scott Goldberg – President, Bankers Life Mike Heard – President, Washington National Joel Schwartz – President, Colonial Penn 3:10 p.m. Break 3:30 p.m. Managing our Long-Term Care Business Chris Nickele – Chief Actuary Erik Helding – Chief Financial Officer 4:10 p.m. Investments & Finance Eric Johnson – Chief Investment Officer Erik Helding – Chief Financial Officer 4:40 p.m. Compelling Case for CNO Ed Bonach – Chief Executive Officer Gary Bhojwani – President

CNO Financial Group | 2017 Investor Day | June 5, 2017 3 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press releases, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of the date of this presentation.

CNO Financial Group | 2017 Investor Day | June 5, 2017 4 Non-GAAP Measures This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | 2017 Investor Day | June 5, 2017 5

CNO Financial Group | 2017 Investor Day | June 5, 2017 6 Welcome & Opening Comments

CNO Financial Group | 2017 Investor Day | June 5, 2017 7 CEO Succession  On 5/16/17, announced that CEO Ed Bonach will retire as CEO and from Board of Directors as of 12/31/17  Current President, Gary Bhojwani, named CEO successor effective 1/1/18 – Named to Board of Directors effective immediately – Will continue in role as President for remainder of 2017  Seven month transition to ensure seamless transfer of responsibilities

CNO Financial Group | 2017 Investor Day | June 5, 2017 8  Delivered on “fix” and “focus” strategic priorities – Significantly de-risked balance sheet – Improved financial and operational performance – Extended customer reach – Enhanced shareholder value  Well positioned for future success – Robust CEO succession plan – Strong, tenured leadership team – Evolution of the business Why Now?

CNO Financial Group | 2017 Investor Day | June 5, 2017 9 Management Team Name Title Years with CNO Years in Insurance Sector Age Gary Bhojwani President 1 27 49 Erik Helding Chief Financial Officer 13 21 44 Eric Johnson Chief Investment Officer 20 20 56 Chris Nickele Chief Actuary 11 35 60 Bruce Baude Chief Operations and Technology Officer 4 12 52 Matt Zimpfer General Counsel 19 24 49 Sue Menzel EVP, Human Resources 12 12 52 John Kline Chief Accounting Officer 26 37 59 Gerardo Monroy Chief Marketing Officer 16 16 50 Scott Goldberg President, Bankers Life 12 16 46 Mike Heard President, Washington National 4 20 51 Joel Schwartz President, Colonial Penn 3 12 54 Experienced management team with an average tenure of 12 years and average service in the insurance sector of 21 years

CNO Financial Group | 2017 Investor Day | June 5, 2017 10  Serving the middle-income market through a diverse set of distribution and products − Unique business model designed to reach our target market with a breadth of solutions  Continue franchise growth and diversification through − New products and services − Expand to the ‘right’ − Enhanced customer experience  Reducing long-term care exposure Strategic Priorities Unchanged

CNO Financial Group | 2017 Investor Day | June 5, 2017 11 Positioned to Win in the Middle-Income Market

CNO Financial Group | 2017 Investor Day | June 5, 2017 12 Committed to the Middle-Income Market On average, 10,000 Americans turning 65 every day – US Census Data In 2017, oldest of the 75 million baby boomers must begin RMDs with many looking for reinvestment opportunities¹ – Wall Street Journal 2017 ¹ RMD – required minimum distribution. US Law generally requires anyone age 70½ or older to begin annual withdrawals from his/her tax-sheltered retirement accounts and pay taxes on those distributions  Uniquely positioned to reach this underserved demographic − Know it well; have been serving it longer  Business model designed to adapt to a changing landscape − Customer focused, broad portfolio − Ability and expertise to reach target market − “Living too long” versus “dying too young” − Fewer alternatives Percentage of Age 65+ Who Do Not Own a Financial Product

CNO Diversified Business Model

Business Segment Strategy

CNO Financial Group provides insurance solutions to middle-income working Americans and retirees through its family of established insurance brands:

BANKERS LIFE®

Bankers Life offers a broad selection of life and health insurance products designed especially for Americans who are near or in retirement. We also offer securities and investment products through Bankers Life Securities, Inc. As we have done for 138 years, dedicated agents meet customers in their homes and present products and services "across the kitchen table." There are ~4,400 Bankers Life producing agents at ~300 offices across the country.

Washington National.

Washington National has helped protect working Americans from the financial hardship of critical illnesses, accidents and loss of life for close to 100 years. Customers can purchase supplemental health and life insurance products — many of which feature premium-return options — from the comfort of their home or at the worksite through ~2,000 producing agents across the country.

Colonial Penn.

Colonial Penn is a pioneer in designing life insurance products for mature Americans. For more than 50 years, customers have turned to Colonial Penn through mail, online and by phone to buy simple, affordable term and whole life insurance.

CNO Financial Group | 2017 Investor Day | June 5, 2017 13

CNO Financial Group | 2017 Investor Day | June 5, 2017 14 • Maintains optionality against market disruption • Ability to sell products across multiple channels and avoid channel conflict • Supports an omni-channel strategy Advantages of this model Consumer- Facing Brands Channels Worksite Broker Dealer/Financial Advisor/Registered Investment Advisor Direct to Consumer Captive Agents Independent Agents Wholly-Owned Distribution CNO Diversified Business Model Business Segment Strategy (cont.)

CNO Market Segmentation

Expand to the Right in Middle-Income Market


Concentration of CNO's Current Active Policyholders
Low Concentration
High Concentration
Unlikely to Have Financial Advisor
Likely to Have Financial Advisor
<$10K
≥$10K+ - <$100K
≥$100K+ - <$500K
≥$500K+ - <$1M
≥$1M
<$30K
≥$30K
<$75K
≥$75K
Rents Home
Owns Home
Age <= 39
Single
Family
Age 40 – 54
Single
Family
Age 55-64
Not Retired
Retired
Age 65+
"Single Starters"
"Fast Risers"
"Young & Wealthy"
"Near-Term Savers"
"Single Starters"
ColonialPenn
"Tightrope Walkers"
Washington National
"Hopeful Accumulators"
"Fruitful Family"
"Setting the Stage"
"Getting By"
"Anxious in Retirement"
ColonialPenn
Washington National
BANKERS LIFE
"Forced Frugality"
"Comfortable in Retirement"
BANKERS LIFE
"Castle Builders"

CNO Financial Group | 2017 Investor Day | June 5, 2017

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CNO Market Segmentation

Target Markets with Multiple Products and Multiple Channels

BRAND

BANKERS LIFE — Washington National — COLONIAL PENN

CUSTOMER SEGMENT

- Comfortable in Retirement
- Anxious in Retirement
- Getting By
- Tightrope Walkers
- Setting the Stage
- Fruitful Family/ Castle Builders
- Other Segments

PRODUCT

Key Products in Current Portfolio

- Life
- Annuity
- Med-Supp
- Supp Health
- STC
- LTC
- Securities & Inv. Products
- 3rd Party Distr.

Other Products

- Other Products

CHANNEL

Current / Internal Distribution Channels

- Captive Agents
- BD / RIA
- Direct to Consumer
- Independent Agents
- Worksite

External Channels/Geographies

- Puerto Rico
- Other

Legend:

- Double Down in Current Core
- Defend Position in Current Core
- Expand Presence in Adjacent Areas
- Potential Future Moves
- Focus on Niche
- De-emphasize/Reduce Investment

CNO Financial Group | 2017 Investor Day | June 5, 2017

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CNO Financial Group | 2017 Investor Day | June 5, 2017 17 What Makes CNO Different – Focus on middle-income America – Choice of distribution – Health & wealth solutions – Insurance & securities solutions 1 2 3 4

CNO Financial Group | 2017 Investor Day | June 5, 2017 18 Strategic Marketing Focus

CNO Financial Group | 2017 Investor Day | June 5, 2017 19 CNO Strategic Marketing Focus Market Segmentation – Helped Us Make Choices  Target Market Identification  Segment Attractiveness  CNO “Right to Win”  “Expand to The Right”  Prioritizations  Key Products  Channel Focus Marketing Strategies  Customer Experience (CX)  Service Offerings  Best Options / Choices for CNO

CNO Strategic Marketing Focus

Prioritized Market Segments

CNO FINANCIAL GROUP

Segment	Key Characteristics
Defend	
▪ "Anxious in Retirement"	**Retired | ~$50K NW[1] | ~2.0 Products | ~25% of CNO PH[1]** • High representation across all three CNO brands (>20% each) • Current product suite and service capabilities align well with needs / preferences
▪ "Getting By"	**Not Retired | No NW[1] | <1 Product | ~15% of CNO PH[1]** • High representation at Colonial Penn • Underserved market with basic life insurance need • Highly satisfied with CNO and willing to recommend
Expand	
▪ "Comfortable in Retirement"	**Retired | +$400K NW[1] | ~3.0 Products | ~30% of CNO PH[1]** • Comprise the largest share of CNO customers but with room to grow • Relatively high product ownership • Current product suite and sales approach aligns well with preferences
▪ "Tightrope Walkers"	**Not Retired | ~$100K NW[1] | ~2.0 Products | ~10% of CNO PH[1]** • Currently the 4th largest share of CNO customers • Product suite aligns with income protection and life insurance needs • Slightly younger demographic with long insurance relationships
▪ "Setting the Stage"	**Not Retired | +$700K NW[1] | +3.5 Products | <10% of CNO PH[1]** • High net worth customers nearing retirement • High product ownership with opportunity across multiple product lines • Slightly younger demographic concerned about providing for retirement

1 NW – net worth, PH - policyholders

CNO Financial Group | 2017 Investor Day | June 5, 2017

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CNO Strategic Marketing Focus

Opportunities to Sell More Products Across Channels

CNO FINANCIAL GROUP

	Life *Term / WL / UL*	Supp Health *Critical Illness*	MS / MA *Med Supp / Med Advantage*	LTC / STC	Annuities *Fixed / Index*	Securities & Inv. Products	3rd Party / Other	Total *# of Products Offered (Varies by State)*
BANKERS LIFE *F2F – At Home* *BD / RIA*	✓	✓	✓	✓	✓	✓	✓	~30
Washington National *F2F – At Work* *F2F – Rural*	✓	✓			*WNIC sells a small volume of Annuities*			~10
COLONIAL PENN *D2C*	✓							3

CNO Financial Group | 2017 Investor Day | June 5, 2017 21

CNO Financial Group | 2017 Investor Day | June 5, 2017 22 CNO Strategic Marketing Focus Leverage Multi-Media Expertise – More & Better Leads Direct Response Television (DRTV) Web / Social Media Direct Mail Prospects Digital / Email Direct Mail Customers Referrals Cross Sales Targeted Broad

CNO Strategic Marketing Focus

Relevant and Actionable Market Intelligence

CNO FINANCIAL GROUP



INDUSTRY
COMPETITORS
MARKET INTELLIGENCE
NEW TRENDS / DISRUPTORS
INTERNAL / UNIQUE
LIMRA/LOMA
ACLI
American College
McKinsey
Cognizant
Products
ispot.tv
FinTech / InsureTech
Competiscan
Plug & Play / Silicon Valley
Channels
Bankers Life Center for Secure Retirement
Gartner
Deloitte

CNO Financial Group | 2017 Investor Day | June 5, 2017 23

CNO Financial Group | 2017 Investor Day | June 5, 2017 24 CNO Strategic Marketing Focus Integrated Marketing Process Supporting Growth  Data  People  Time  Message  Channel Use the Right To Connect with the Right At the Right With the Right In the Right OMNI CHANNEL CAMPAIGNS / DYNAMIC LEAD MANAGEMENT ANALYTICS BUSINESS INTELLIGENCE CUSTOMERS PROSPECTS Capitalizing and Further Developing Capabilities… To Achieve Vision… Revenue CX Profits First Year & Total Collected Premiums / NAP Customer Experience EBIT / ROE / IRR And Grow…

CNO Financial Group | 2017 Investor Day | June 5, 2017 25

CNO Financial Group | 2017 Investor Day | June 5, 2017 26 Bankers Life Key Messages  Diverse product set; track record of premium and EBIT growth  Growth in accumulation and longevity products  Expanded platform with broker-dealer and registered investment advisor  Reshaping the agency  Ready for DOL Fiduciary rule implementation

CNO Financial Group | 2017 Investor Day | June 5, 2017 27 Bankers Life Diversified product set; track record of premium and EBIT growth $301 $311 $387 $370 $398 2012 2013 2014 2015 2016 $2,348 $2,430 $2,482 $2,491 $2,666 2012 2013 2014 2015 2016 Health Annuities2 Life Fees $2.7 billion Collected Premiums and Fees, 2016 Collected Premiums ($ millions) Adjusted EBIT1 (in millions) 1 A non-GAAP measure, see the Appendix for a reconciliation to the corresponding GAAP measure. 2 Fixed annuities.

CNO Financial Group | 2017 Investor Day | June 5, 2017 28 Bankers Life Growth in Accumulation and Longevity Products  In mid-2016, introduced new guaranteed lifetime withdrawal benefit rider (“GLIA” product, simple design: no roll-up rate, no benefit base)  Indexed annuity deposits up 23% in 2016 (industry sales up 12%1)  Total annuity deposits on pace for $1B+ in 2017 deposits  Significant contributor to earnings 1 LIMRA News Release 2/21/17 $- $50 $100 $150 $200 $250 $300 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Annuity Deposits ($ millions) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Annuity Account Values ($ millions)

CNO Financial Group | 2017 Investor Day | June 5, 2017 29 Bankers Life Growth in Accumulation and Longevity Products  88% of long-term care plans sold are max benefit of 12 months  Average policy max benefit: $38,2001  Average age of purchaser: 671 1 Average policy benefit and age of purchaser based on policies sold in 2016 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Inforce Policies with Max Benefit of 12 Months $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 New Annualized Premium ($000s) Max Benefit 12 months Other LTC

CNO Financial Group | 2017 Investor Day | June 5, 2017 30 Bankers Life New: Broker-Dealer  Launched in June 2016  Limited products; all non-proprietary  Captive agents only  Lower payouts than independent broker dealers  Over $1B1 in client assets; greater than $10mm annual gross dealer concession  Projected future positive contribution margin Today, 1 out of 12 Bankers Life agents is registered to sell securities; long-term goal is 1 out of 5 Average account size: over $50,0001 Average age: 68 Bankers Life Securities (BLS) 1 As of 5/31/17, source Pershing LLC, DST Vision, Inc., a service provided by DST System, Envestnet Asset Management, Inc.

CNO Financial Group | 2017 Investor Day | June 5, 2017 31 Bankers Life New: Registered Investment Advisor Expect most broker-dealer registered representatives to become dually registered as fee-based advisors  Launched in June 2016  Powered by leading turnkey asset management program  Recurring fee income as a percentage of Assets Under Management (AUM)  Over $90mm1 in AUM and growing Average account size: over $125,0001 Average age: 68 Bankers Life Advisory Services (BLAS) 1 As of 5/31/17, source Pershing LLC, DST Vision, Inc., a service provided by DST System, Envestnet Asset Management, Inc.

CNO Financial Group | 2017 Investor Day | June 5, 2017 32 Bankers Life Producing Agent Count Average Producing Agents1 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 1st/2nd Year Agents 3+ Year Agents 1 As of the quarter ended March 31st for all years.

CNO Financial Group | 2017 Investor Day | June 5, 2017 33 Bankers Life Reshaping the Agency New Recruits Experienced Agents Financial Advisors 1st/2nd Year Agents Expectations 1. Targeted profiles 2. Preferred candidate sources 3. Personal referral program 4. Selective commission support 5. Higher field training allowance Pilots Underway 2X As Productive As 1st Year Agents 2X As Productive As Non-Advisors Higher agent retention & Better client persistency

CNO Financial Group | 2017 Investor Day | June 5, 2017 34

CNO Financial Group | 2017 Investor Day | June 5, 2017 35  Two sales distribution channels  Inforce business includes legacy blocks acquired during 1990s  Medicare supplement & annuity blocks in run-off Insurance Company 2016 Adjusted EBIT1 = $102.9 million Collected premiums = $659.3 million 962k policies inforce Washington National Business Overview Independent Partners (WNIP)  Segment of insurance company  Distributes to the consumer at home and at work by independent marketing partners and their agents 2016 NAP = $20.5 million Sales Distribution Channels Wholly-owned agency  Wholly-owned insurance agency  Distributes to the consumer at home and at work  Farm / rural market  Small worksite market 2016 NAP = $78.7 million Producing Agents (PMA) Currently Sold Products 1 A non-GAAP measure, see the Appendix for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2017 Investor Day | June 5, 2017 36 Rural Market Washington National Current Situation US farms show flat trend Clear opportunity in footprint

CNO Financial Group | 2017 Investor Day | June 5, 2017 37 Washington National Current Situation  Scale worksite support  Continue brand awareness  Leverage flexible distribution  A- rating Worksite Market Growth in small businesses $1.9B market with right to win

Washington National

Growth Strategy

Washington National

Major Objectives

Hold Advantage in Rural/Small Town Markets	Accelerate Worksite Growth	Serve More of the Middle-Income Market

The "What"

Key Strategies

1. Diversify Product Offerings
2. Broaden Geographic Reach
3. Advance Worksite Capabilities
4. Expand Independent Distribution
5. Improve Brand Awareness

2017 Actions

Launch Short-Term Care Pilot	Create Geographic Expansion Program	Continue Worksite Automation & Perform Gap Analysis	Explore Additional Independent Distribution

The "How"

CNO Financial Group | 2017 Investor Day | June 5, 2017

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CNO Financial Group | 2017 Investor Day | June 5, 2017 39

CNO Financial Group | 2017 Investor Day | June 5, 2017 40 Target Market Customer Needs Product Offerings Life insurance Lower middle-income market Direct personalized advice (Phone / Mail / Web)  Final expenses / funeral planning  Easy-to-understand products  Quick Claims Processing  55+ years old  Female (2/3)  Nationwide  Final expense insurance  Term life (up to $50K)  Whole life (up to $50K) Television Web Direct Mail Colonial Penn Current Target Market and Alignment

CNO Financial Group | 2017 Investor Day | June 5, 2017 41 40% 43% 47% 43% 46% 53% 55% 38% 39% 44% 42% 42% 51% 52% 11% 12% 19% 21% 22% 28% 32% 2011 2012 2013 2014 2015 2016 2017 Visited the website of a life insurance company Sought information about life insurance online Purchased/attempted to purchase life insurance online How Customers Will Purchase (Longer-Term) Online Activities Related to Life Insurance1 1 Source: LIMRA/Life Happens Insurance Barometer Study, 2017; N=2,031 consumers CNO/Colonial Penn are strongly positioned to capitalize on evolving customer purchasing preferences Tripled since 2011 Colonial Penn Industry-Wide Trends Why Customers Purchase Factors Considered Very or Extremely Important When Buying Life Insurance1 63% 64% 64% 66% 83% Friendly, conversational language used The company selling the policy is well known Ability to pick insurance type from suggested categories Ability to chat with a person Easy to Understand Easy to understand

CNO Financial Group | 2017 Investor Day | June 5, 2017 42  Be simple, easy to understand and purchase  Extend Colonial Penn’s brand  Have a simplified, largely automated underwriting process  Be purchased online, through direct mail, or via a telesales agent  Leverage internal lead-sharing and cross-sales opportunities New Products should: Focus on product categories that:  Appeal to a slightly younger and wealthier customer  Have less competitive crowding in Direct-to-Consumer  Round out life insurance portfolio, extend into health products or other product solutions Utilize Pilot approach; Test & Learn:  Start small (6-10 states), Think Big (National), and Scale with Success (2-3 years) Reflect Colonial Penn’s value proposition (a simple, hassle-free solution)  Convenience: Direct-to-Consumer with quick decision and electronic payment options Colonial Penn “Expand to the Right” – Guiding Principles

CNO Financial Group | 2017 Investor Day | June 5, 2017 43 Web Social Media Digital Direct Mail Media Channels  Use Web/Digital and Direct Mail Marketing Strategies (no traditional Television advertising)  Improved customer targeting -> better economics  Telesales agents will primarily provide sales assistance rather than drive the process Colonial Penn New D2C Products – Marketing / Sales Process Key Focus: Tightrope Walkers & Anxious/Comfortable in Retirement Add’l Focus: Setting the Stage Target Customers E-Application Web / PDA / Mobile Targeted Sales Process Direct Mail Tele-Agent Assist

CNO Financial Group | 2017 Investor Day | June 5, 2017 44 Questions and Answers

CNO Financial Group | 2017 Investor Day | June 5, 2017 45 Managing our Long-Term Care Business

CNO Financial Group | 2017 Investor Day | June 5, 2017 46 Recent Bankers Life Long-Term Care Performance Long-term care business performing as expected $118 $118 $117 $118 $116 75.3% 77.9% 77.7% 76.0% 72.5% 82.4% 82.1% 82.6% 78.4% 74.2% 1Q16 2Q16 3Q16 4Q16 1Q17 Earned Premium Reported IABR Adjusted Benefit Ratio² Long-Term Care IABR1 Actuarial Testing Margin Rollforward 1 Interest-adjusted benefit ratio (IABR); a non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. 2 Adjusted benefit ratio; long-term care IABR excluding impact of policyholder actions following rate increases Beginning Margin - YE'15 $180 Run-on/Run-off 55 Net Experience Related 26 Earned Rates 44 Other 15 Ending Margin - YE'16 $320 ($ millions)  Recent experience, excluding shock lapse impacts, in-line with expectations  Increased actuarial margin over prior year ‒ Margins still thin at ~7% of net GAAP liability ‒ Not currently accruing future loss reserves ‒ Continue to accrue voluntary statutory asset adequacy reserves  IABR1 expected to increase over time, absent management actions

CNO Financial Group | 2017 Investor Day | June 5, 2017 47 Active Risk Management of Bankers Life Long-Term Care Holistic approach to managing long-term care business Proactive in-force management  Since 2006, completed five rounds of actuarially justified rate increases  Piloting and implementing initiatives to bend the claim cost curve  Comprehensive claim and persistency studies conducted and refreshed regularly  Coinsurance of new business since 2008  Solid claim reserve track record; reserves have been redundant over the past 10+ years  Have opportunistically acted to reduce long- term care risk exposure over time ‒ Product re-pricings ‒ Shorter benefit period offerings Risk considerations  Sold primarily to middle-income individuals at/near retirement  Lower average benefit levels; ‒ only 1/3 of insureds include inflation benefit (<50% of these 5% compound) ‒ Lifetime benefits comprise 10% of reserves (4% of insureds) ‒ Benefit periods of 4 years of less are 73% of reserves (87% of insureds)  Continue to offer solutions to address critical need for our customers ‒ Over 95% of current sales have benefit periods of two years or less  Assets and liabilities matched, mitigating interest rate risk

CNO Financial Group | 2017 Investor Day | June 5, 2017 48 Long-Term Care Claims Initiatives • Implementation of wellness programs Pre-Claim • Documentation and filing* • Care coordination • Enhanced care management for recovery* Start of Claim • Reduce leakage • Fraud Analytics • LTCFastpay* • Financial accuracy • Data modeling • Targeted additional review • Coordinate with Medicare & community resources During Claim Various initiatives are being piloted during the long-term care claim cycle with the goal to reduce our risk exposure and improve the customer experience * $75 million of benefits included in actuarial margin testing assumptions

CNO Financial Group | 2017 Investor Day | June 5, 2017 49 Composition of the Bankers Life Block $ in millions ~ < 2002 (Legacy) ~ 2003 - 2007 ~ 2008+ +5% Morbidity 5% level Int Rate Net GAAP Liability $474 $73 $31 $35 $7 $6 ($39) ($44) 85 80 74 Net GAAP Liability $2,342 $566 $334 $172 $55 $72 ($245) ($358) 82 76 71 Net GAAP Liability $68 $314 $6 $55 ($46) ($51) 87 78 Margin Sensitivity1 --+5% Morbidity ($205) ($90) ($34) ($330) Level 5% Int Rate ($262) ($137) ($54) ($453) All Short-term Care Future Loss Reserve Grand Total $209 $184 $4,594 $64 n/a $472 73 n/a $77 Average Attained Age2 Nursing Home Only Annualized Premium Annualized Premium Margin Sensitivity1 Annualized Premium Comprehensive Home Health Care Only Annualized Premium Net GAAP Liability Average Attained Age2 Average Attained Age2 Average Attained Age2 Included with 2003-2007 * Based on current management best estimate assumptions. * Blocks segmented based on policy forms; many assumptions are calculated or utilized at a more aggregated level 1 Impact relative to loss recognition testing margin. 2 Average attained age based on insured counts.

CNO Financial Group | 2017 Investor Day | June 5, 2017 50 Risk Reduction Options • Traditional reinsurance • Stop-loss coverage where reinsurer provides first dollar costs • Catastrophic coverage where reinsurer provides coverage for the tail Sale or Transfer • A combination of actions may provide more favorable financial metrics and outcomes for investors and rating agencies • Various combinations are being considered • Analysis of potential combination scenarios remains a high priority for management Combination of Actions • Move the business to a separate segment so that it does not obscure the true value of the Bankers Life business • Move all/some into runoff (excluding short-term care business) Separation or Isolation

CNO Financial Group | 2017 Investor Day | June 5, 2017 51 CNO LTC Risk Reduction Objectives Overhang on CNO Increased cashflows 2 Higher quality of earnings & ROE Reduced balance sheet risk under stress scenarios Lower beta Higher ratings in time 1 3 4 5

CNO Financial Group | 2017 Investor Day | June 5, 2017 52 Questions and Answers

CNO Financial Group | 2017 Investor Day | June 5, 2017 53 Investments & Finance

CNO Financial Group | 2017 Investor Day | June 5, 2017 54 Investments

CNO Financial Group | 2017 Investor Day | June 5, 2017 55 General Account Investments NAIC Ratings Distribution Asset Allocation P e rc e n t P e rc e n t P e rc e n t  Position for later stages of credit cycle  Sustain high new money rates  Emphasize diversified / uncorrelated income  No compromising on asset quality  Strategic combination of in-house and third party management 59 57 56 54 52 5 6 6 4 5 7 7 8 8 8 15 16 16 20 22 8 8 9 9 8 6 5 5 5 5 0 10 20 30 40 50 60 70 80 90 100 2012 2013 2014 2015 2016 IG Corporates HY Corporates Commercial Mortgage Loans Structured Securities Municipals Other 5.01 5.17 5.23 2.25 2.59 2.61 0 1 2 3 4 5 6 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 CNO New Money Rate Bloomberg US Aggregate Index Yield Spread New Money Rate v. Bloomberg US Aggregate Index Yield 47 47 49 51 49 48 47 45 45 45 4 5 4 3 4 1 1 2 1 2 0 10 20 30 40 50 60 70 8 9 10 2012 2013 2014 2015 2016 NAIC 1 NAIC 2 NAIC 3 NAIC 4 and Below

CNO Financial Group | 2017 Investor Day | June 5, 2017 56 What We Are Emphasizing Today Our View on The Investing Environment Esoteric ABS  Spread premium to similarly-rated corporates  Exposure to credits in secured, bankruptcy-remote structures Consumer ABS  Consumer balance sheets are earlier in the credit cycle  Focus on originators with proven history  Supported by strong labor market Senior CLOs  Excess collateralization provides remoteness of loss  Attractive relative value versus other structured credit Income-Oriented Alternatives  Generates higher levels of income  Increase diversification and lower correlation Direct Credit  Generates higher levels of income  Enhanced terms with broadened set of issuers General Account Investments Sustain New Money Rate Advantage Maintain High Quality Portfolio Emphasize Diversified / Uncorrelated Income

CNO Financial Group | 2017 Investor Day | June 5, 2017 57 Finance

CNO Financial Group | 2017 Investor Day | June 5, 2017 58 Colonial Penn Valuation $- $0.50 $1.00 $1.50 $2.00 $2.50 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 2012 2013 2014 2015 2016 E s tim a ted V a lue P er S har e In force A d jus ted E B IT Inforce Adjusted EBIT Estimated Value Per Share  Colonial Penn is a unique Direct to Consumer franchise ─ D2C channel is essential in reaching and serving the middle market  GAAP accounting distorts true value of franchise as pace of investment impacts earnings and ROE  Annual Inforce Adjusted EBIT high single digit percentage growth drives increased value for CNO shareholders  Inforce Adjusted EBIT valuation doesn’t take into account new business/franchise/platform value 2012 2013 2014 2015 2016 Inforce Adjusted EBIT 1 $40.6 $46.2 $49.6 $53.6 $56.9 Valuation at 6X Multiple $243.6 $277.2 $297.6 $321.6 $341.4 Diluted Shares Outstanding - EOY 243.2 226.9 206.0 186.3 175.5 Estimated Value Per Share $1.00 $1.22 $1.44 $1.73 $1.95 1 A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. 2 Excludes a significant item. Refer to the Appendix for a reconciliation to the corresponding GAAP measure. 2 ($ millions, except per share data)

CNO Financial Group | 2017 Investor Day | June 5, 2017 59 Return on Equity  Expect modest organic ROE improvement over next several years  Committed to achieving higher ROE over time  Potential levers to accelerate ROE expansion include: ‒ Higher levels of sales growth ‒ Higher interest rates ‒ Increased operating efficiencies ‒ LTC risk reduction solutions ‒ Opportunistic deployment of excess capital

CNO Financial Group | 2017 Investor Day | June 5, 2017 60 Questions and Answers

CNO Financial Group | 2017 Investor Day | June 5, 2017 61 Compelling Case for CNO

CNO Financial Group | 2017 Investor Day | June 5, 2017 62 2007 2008 2011 2012 2013 2009 2010 2014 Q3 2007 Sale of $3 billion annuity block 2007/2008 Sales & marketing rightsizing, and vacated excess Chicago space Q4 2008 Separation of closed block long-term care business Q3 2009 Reinsurance of life policies to Wilton Re Q4 2009 Refinanced convertible debentures puttable in Sept 2010; issued new equity, paid down and renegotiated Sr. Credit Facility Q4 2010 Refinanced $650 million of debt Q1 2011 Pre-paid $50 million on Senior Credit Facility Q1 2012 Retired early $50 million Senior Health Note Q1 2012 Began buying back stock under repurchase plan (and making commensurate prepayments on the Senior Credit Facility) Q2 2012 Initiation of dividend program Q3 2012 Recapitalization - new debt structure and retired Paulson convertible investment Q2 2015 Refinance of debt with $150mm senior unsecured revolver and $825mm senior unsecured notes Q3 2014 Sale of Conseco Life Insurance Company to Wilton Re Track Record of Strong Execution Q1 2015 Enter strategic technology partnership with Cognizant 2015 Q2 2016 Strategic investment in Tennenbaum Capital Partners 2016

CNO Financial Group | 2017 Investor Day | June 5, 2017 63 Ongoing Corporate Priorities  Continue franchise growth and diversification ‒ Solid go-forward strategy to drive profitable growth  Catalysts to drive future shareholder value ‒ Returning capital to shareholders ‒ Reducing long-term care exposure ‒ Increasing ROE over time ‒ Ratings upgrades and drive to be investment grade On the Right Path for Future, Profitable Growth

CNO Financial Group | 2017 Investor Day | June 5, 2017 64 What Makes CNO Different – Focus on middle-income America – Choice of distribution – Health & wealth solutions – Insurance & securities solutions 1 2 3 4

CNO Financial Group | 2017 Investor Day | June 5, 2017 65 Questions and Answers

CNO Financial Group | 2017 Investor Day | June 5, 2017 66 Appendix

Information Related to Certain Non-GAAP Financial Measures

Interest-adjusted benefit ratios

The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance. The interest-adjusted benefit ratio excluding the impact of rate increases eliminates the release of reserves due to the impact of policyholder actions following rate increases.

(Dollars in millions)

	1Q16	2Q16	3Q16	4Q16	1Q17
Bankers Life					
Long-term care benefit ratios					
Earned premium	$ 118.5	$ 118.3	$ 116.6	$ 117.8	$ 115.6
Benefit ratio before imputed interest income on reserves	132.9%	134.7%	137.7%	134.7%	132.6%
Interest-adjusted benefit ratio	75.3%	77.9%	77.7%	76.0%	72.5%
Interest-adjusted benefit ratio, exluding the impact of reserve releases due to rate increases	82.4%	82.1%	82.6%	78.4%	74.2%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 29.3	$ 26.2	$ 26.0	$ 28.3	$ 31.8
Adjusted underwriting margin (excluding the impact of reserve releases due to rate increases)	20.9	21.1	20.3	25.6	29.8

CNO Financial Group | 2017 Investor Day | June 5, 2017

67

2016 Significant Items

The table below summarizes the financial impact of significant items on our 2016 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Year ended December 31, 2016		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 397.9	$ (65.6) (1)	$ 332.3
Washington National	102.9	-	102.9
Colonial Penn:			-
Inforce Business	54.4	2.5 (2)	56.9
New business	(52.7)	-	(52.7)
Total Colonial Penn	1.7	2.5	4.2
Long-term care in run-off	(3.9)	2.6 (3)	(1.3)
Adjusted EBIT from business segments	498.6	(60.5)	438.1
Corporate Operations, excluding corporate interest expense	(42.5)	8.5 (4)	(34.0)
Adjusted EBIT	456.1	(52.0)	404.1
Corporate interest expense	(45.8)	-	(45.8)
Operating earnings before tax	410.3	(52.0)	358.3
Tax expense on operating income	147.8	(18.6)	129.2
Net operating income *	$ 262.5	$ (33.4)	$ 229.1

(1) Pre-tax earnings in the Bankers Life segment included: (i) $45.8 million of favorable impacts for adjustments arising from our comprehensive annual actuarial review of assumptions, and (ii) the $19.8 million release of long-term care reserves (net of

(2) Pre-tax earnings in the Colonial Penn segment were reduced $2.5 million related to the impact of loss recognition on a closed block of payout annuities.

(3) Pre-tax earnings in the Long-term care in run-off segment were reduced by $2.6 million related to the impact of loss recognition on this closed block of long-term care business.

(4) Pre-tax earnings in the Corporate segment included: (i) $3.0 million of accelerated stock compensation expense related to retirement eligible employees; and (ii) a $5.5 million increase to legal reserves related to legacy business of our predecessor.

* A non-GAAP measure. See page 69 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2017 Investor Day | June 5, 2017

68

Earnings

($ millions)

	2012	2013	2014	2015	2016
Bankers Life	$ 300.9	$ 310.5	$ 386.9	$ 369.6	$ 397.9
Washington National	148.8	140.6	111.2	111.5	102.9
Colonial Penn:*					
Inforce Business	40.6	46.2	49.6	53.6	54.4
New Business	(49.2)	(58.7)	(48.8)	(48.0)	(52.7)
Total Colonial Penn	(8.6)	(12.5)	0.8	5.6	1.7
Other CNO Business:					
Losses from the long-term care business reinsured effective December 31, 2013	(9.2)	(8.0)	-	-	-
Overhead expense of CLIC allocated to other segments effective January 1, 2014	(20.5)	(19.6)	-	-	-
Long-term care in run-off	-	-	-	-	(3.9)
Adjusted EBIT from business segments	411.4	411.0	498.9	486.7	498.6
Corporate operations, excluding interest expense	(10.3)	2.8	(27.6)	(18.9)	(42.5)
Adjusted EBIT**	401.1	413.8	471.3	467.8	456.1
Corporate interest expense	(66.2)	(51.3)	(43.9)	(45.0)	(45.8)
Operating earnings before taxes	334.9	362.5	427.4	422.8	410.3
Tax expense on period income	121.5	124.3	150.5	148.1	147.8
Net operating income	213.4	238.2	276.9	274.7	262.5
Earnings of subsidary prior to being sold	(47.8)	39.3	23.4	-	-
Loss on sale of subsidiary, gain (loss) on reinsurance transactions and transition expenses	-	(98.4)	(239.8)	-	(75.4)
Net realized investment gains (losses), net of related amortization	81.6	25.8	32.9	(36.1)	7.6
Fair value changes in embedded derivative liabilities, net of related amortization	(2.8)	35.4	(36.0)	11.9	9.6
Fair value changes and amendment related to the agent deferred compensation plan	(10.0)	15.8	(26.8)	15.1	3.1
Loss on extinguishment or modification of debt	(200.2)	(65.4)	(0.6)	(32.8)	-
Other	-	(10.2)	(5.4)	(13.2)	(2.0)
Non-operating loss before taxes	(179.2)	(57.7)	(252.3)	(55.1)	(57.1)
Income tax expense (benefit):					
On non-operating loss	(15.3)	4.0	8.7	(18.6)	(20.0)
Valuation allowance for deferred tax assets and other tax items	(171.5)	(301.5)	(35.5)	(32.5)	(132.8)
Net non-operating income (loss)	7.6	239.8	(225.5)	(4.0)	95.7
Net income	$ 221.0	$ 478.0	$ 51.4	$ 270.7	$ 358.2

*Management believes that an analysis of Adjusted EBIT for Colonial Penn, separated between inforce and new business, provides increased clarity for this segment as the vast majority of the costs to generate new business in this segment are not deferrable and Adjusted EBIT will fluctuate based on management's decisions on how much marketing costs to incur in each period. Adjusted EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. Adjusted EBIT from inforce business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and inforce business is based on estimates, which we believe are reasonable.

**Management believes that an analysis of earnings before earnings of subsidiary prior to being sold, loss on sale of subsidiary, gain (loss) on reinsurance transactions and transition expenses, net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, loss on extinguishment or modification of debt, other non-operating items, corporate interest expense and taxes ("Adjusted EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) earnings of subsidiary prior to being sold; (2) loss on sale of subsidiary, gain (loss) on reinsurance transactions and transition expenses; (3) net realized investment gains (losses); (4) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals; (5) fair value changes and amendment related to the agent deferred compensation plan; (6) loss on reinsurance transaction; (7) loss on extinguishment or modification of debt; (8) charges in the valuation allowance for deferred tax assets and other tax items; and (9) other non-operating items consisting primarily of earnings attributable to variable interest entities. The table above provides a reconciliation of Adjusted EBIT to net income.

CNO Financial Group | 2017 Investor Day | June 5, 2017

69

CNO Financial Group | 2017 Investor Day | June 5, 2017 70 Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Investments are: Not Guaranteed—Involve Risk—May Lose Value. Additional Disclosures

CNO Financial Group | 2017 Investor Day | June 5, 2017 71 Executive Team Profiles

CNO Financial Group | 2017 Investor Day | June 5, 2017 72 Ed Bonach – Chief Executive Officer Ed Bonach was appointed chief executive officer and a director of CNO Financial Group effective October 1, 2011. Ed formerly served as executive vice president and chief financial officer of CNO from May 2007 through September 2011. His areas of responsibility included actuarial, accounting, controlling, risk management, treasury, tax, facilities and investor relations. This role included partnering with the CEO in strategically leading the organization. Bonach joined CNO from National Life Group, where he served as executive vice president and chief financial officer. Before joining National Life in 2002, he was with Allianz Life for 23 years, where his positions included President - Reinsurance Division and chief financial officer. Bonach holds a bachelor of arts degree (cum laude) in mathematics from St. Johns University in Collegeville, Minnesota. He is a fellow of the Society of Actuaries (FSA), a member of the American Academy of Actuaries (MAAA), and a Chartered Enterprise Risk Analyst (CERA). Other outside involvement includes Executive Committee and Board Member, Greater Indianapolis Chamber of Commerce, Executive Committee and Board Member, Indiana Sports Corporation (ISC); President and Director, Boy Scouts of America-Crossroads of America Council; Trustee, Marian University and Director, Western Golf Association.

CNO Financial Group | 2017 Investor Day | June 5, 2017 73 Gary C. Bhojwani – President, CNO Financial Group Gary Bhojwani was named President of CNO Financial Group in April 2016. In this role, he oversees the profitable growth of CNO's three business segments: Bankers Life, Colonial Penn, and Washington National, along with having responsibilities for Marketing, Communications, Underwriting and New Business. On May 16, 2017, Bhojwani was elected to the CNO Board of Directors effective immediately, and named CEO Successor, to be effective January 1, 2018, upon the retirement of Ed Bonach. Prior to joining CNO, Bhojwani was a member of the Board of Management of Allianz SE from 2012 to 2015. He was Chief Executive Officer of Allianz Life Insurance Company of North America from 2007 to 2012, and was President of Commercial Business, Fireman's Fund Insurance Company from 2004 to 2007. Bhojwani was Chief Executive Officer of Lincoln General Insurance Company from 2002 to 2004, founder and Chief Executive Officer of Avalon Risk Management from 1998 to 2002, and President, Trade Insurance Services from 1995 to 1997. He holds a Bachelor of Science degree in actuarial science from the University of Illinois and a Masters in Business Administration, with dual concentrations in finance and marketing, from the University of Chicago. Bhojwani has been a member of several boards, including the Board of Directors of Allina Health (current), Hormel Foods (current), Minneapolis Institute of Arts (current), American Council of Life Insurers, Financial Services Roundtable, and U.S. Chamber of Commerce.

CNO Financial Group | 2017 Investor Day | June 5, 2017 74 Erik Helding – Chief Financial Officer Erik Helding is Executive Vice President and Chief Financial Officer of CNO Financial Group. In this role he is responsible for all financial operations, including accounting, controls and reporting, financial planning and analysis, investor relations, treasury and tax. Helding joined CNO Financial in 2004 as Director of Finance at Bankers Life, was named Senior Vice President of Treasury and Investor Relations in August 2012, and was appointed to his current role in April 2016. Helding's professional career spans over 20 years in various financial roles at leading companies such as CNA Insurance and GE Capital. He holds a Bachelor of Arts degree in finance and a Masters in Business Administration from the University of Illinois.

CNO Financial Group | 2017 Investor Day | June 5, 2017 75 Eric Johnson – Chief Investment Officer Eric Johnson was appointed chief investment officer of CNO Financial Group and president of 40|86 Advisors, Inc. in September 2003. Johnson joined CNO in 1997 and has served as an officer of the company since 1998. Johnson has more than 20 years of experience in the financial services and investment field. Before joining CNO, Johnson served as senior vice president for National Westminster Bank, a division of The Royal Bank of Scotland Group. In that position, he was responsible for various proprietary fixed-income investment activities. From 1983 to 1987, Johnson worked with Manufacturers Hanover Trust Company as an assistant vice president. Johnson graduated cum laude with a bachelor's degree in American history from Harvard University. He is on the boards of the Greater Indianapolis Progress Committee, The Starfish Foundation, and The Julian Center, is chairman of the Central Indiana Advisory Committee of the Jefferson Awards for Public Service, and is treasurer and a board member of the Harvard Club of Indiana.

CNO Financial Group | 2017 Investor Day | June 5, 2017 76 Chris Nickele – EVP, Chief Actuary Chris Nickele was appointed chief actuary of CNO Financial Group in August 2014. In this role he is responsible for managing actuarial valuation as well as new product development and management on an enterprise-wide basis, overseeing activities for the Bankers Life, Colonial Penn and Washington National businesses. Nickele joined CNO in October 2005 as executive vice president, product management, and was named additionally to head a new business segment - Other CNO Business - in April 2010. Nickele has more than 35 years of experience in the insurance industry, specializing in product development. Nickele joined CNO from Lincoln Financial Group, where he served as vice president and business line leader, general manager and First Penn- Pacific director for Lincoln's term line of business. Previously, he held key actuarial positions at First Penn-Pacific, Zurich Kemper Life and Bankers Life. Nickele holds a bachelor's degree in mathematics from the University of Notre Dame. He is a Fellow of the Society of Actuaries, a member of the American Academy of Actuaries and a participant of the Ad Hoc Committee on Regulation XXX.

CNO Financial Group | 2017 Investor Day | June 5, 2017 77 Bruce Baude – Chief Operations and Technology Officer Bruce Baude was named EVP, chief operations and technology officer of CNO Financial Group in July 2012. In this role, he provides strategic leadership over CNO’s operations and IT functions. Baude was previously chief operating officer at Univita Health. He joined Long Term Care Group in 2005 and served as chief executive officer through 2008, until its acquisition by Univita. From 2001 through mid-2005, he was president and chief executive officer of ProCard, Inc., a subsidiary of global payments processor TSYS. Before joining ProCard, Baude was with Bank One Corporation, where he held various roles including chief executive of Banc One Financial Card Services, a third- party payments processing company. He began his career with IBM, serving in both technical and sales roles supporting the automotive and financial services industries. Baude graduated with a Bachelor of Science degree in electrical engineering/computer science from the University of Colorado. He serves as the chairman of the board of directors for the Greater Indiana Chapter of the Alzheimer’s Association.

CNO Financial Group | 2017 Investor Day | June 5, 2017 78 Matthew J. Zimpfer – EVP, General Counsel Matt Zimpfer was appointed executive vice president and general counsel of CNO Financial Group in June 2008. He served previously as the company's interim general counsel, as well as vice president and deputy general counsel. Since joining CNO in January 1998, Zimpfer has served CNO and its business providing advice in diverse areas such as litigation, compliance, market conduct and regulatory affairs, labor and employment, distribution, reinsurance, corporate governance, risk management and anti-fraud programs. Prior to joining CNO, Zimpfer was a managing partner at Zimpfer Klineman & Wright, in-house counsel at Progressive Insurance Company and a law clerk and associate at White & Raub, all in Indianapolis, Indiana. Zimpfer earned a Bachelor of Arts degree (magna cum laude) in history and political science from Butler University and a Juris Doctor degree from Indiana University. He is on the board of the Indiana Chamber of Commerce, the St. Vincent Foundation and Jameson Camp. He also serves on the Butler University College of Business Board of Visitors, is a member of the Indiana State Bar Association, the Association of Life Insurance Counsel and the Defense Research Institute.

CNO Financial Group | 2017 Investor Day | June 5, 2017 79 Susan L. Menzel – EVP, Human Resources Sue Menzel joined CNO Financial Group in May 2005 as executive vice president, human resources. Menzel is responsible for human resources across all of CNO's businesses, including Bankers Life, Colonial Penn and Washington National. Previously Menzel had served as senior vice president, human resources for APAC Customer Services, Inc. Before APAC, Menzel served in key human resources positions for seven years with Sears, Roebuck & Company. As vice president of human resources for the company's corporate functions, she provided strategy and HR leadership for corporate management and more than 4,000 home office employees. Menzel served in HR positions for nine years with Montgomery Ward, Inc. As vice president, human resources during her last two years with the company, she successfully led the integration of an acquired retail chain and managed organizational changes surrounding the company's multi-brand marketing/merchandising initiative. Menzel holds a bachelor's degree in business administration and economics from Augustana College.

CNO Financial Group | 2017 Investor Day | June 5, 2017 80 John R. Kline – SVP, Chief Accounting Officer John Kline was appointed chief accounting officer of CNO Financial Group in 2003. Since joining the company in 1990, he has served in various positions within the company's corporate finance department, most recently as senior vice president, accounting operations, since April 2000. Before joining CNO, Kline served for two years as controller of M Plan, a health maintenance organization based in Indianapolis. From 1980 to 1988, he worked with Coopers & Lybrand (now PricewaterhouseCoopers) in the firm's audit services division, primarily servicing insurance clients. Kline holds a bachelor's degree in accounting from Indiana University. He has been a Certified Public Accountant since 1980 and a fellow of the Life Management Institute since 1982. He serves on the board of the Indiana Repertory Theatre and is a member of the Indiana CPA Society and the American Institute of Certified Public Accountants.

CNO Financial Group | 2017 Investor Day | June 5, 2017 81 Gerardo Monroy – Chief Marketing Officer Gerardo Monroy was named chief marketing officer of CNO Financial Group in March 2017. In this role, he leads CNO's enterprise Marketing and Communications. Monroy served previously as president of Colonial Penn. Prior to that, he served as vice president of the long-term care business for CNO’s Bankers Life segment. Monroy began his career with CNO in 2001 as a vice president in the corporate marketing group and, in 2002, joined Bankers Life as vice president, distribution strategy and field support. In 2004, he was named vice president, career distribution and operations strategy and chief of staff to the company’s chief operating officer. He became vice president of field administration and analysis with Bankers Life in 2006 and was then named vice president of Bankers Life’s long-term care business in 2008. Before joining CNO, Monroy worked for international corporations in Mexico and Italy, including Procter & Gamble and Carrier Corporation (part of United Technologies). He holds a Master of Business Administration from Harvard University and a bachelor's degree in public accounting from the Universidad Iberoamericana in Mexico City. Monroy serves on the board of the Greater Philadelphia Chamber of Commerce and the Children’s Scholarship Fund Philadelphia, and is a member of the Peirce College Board of Trustees in Philadelphia and the Advisory Board of the American College Center for Ethics in Financial Services.

CNO Financial Group | 2017 Investor Day | June 5, 2017 82 Scott Goldberg – President, Bankers Life Scott Goldberg was appointed president of Bankers Life in September 2013. Goldberg began his career with CNO in 2004 as vice president of strategic planning. In 2007, he joined Bankers Life as vice president of strategy and marketing. In 2011, he was named vice president of sales and earned the company's top territory award. Previously, Goldberg worked in strategy, consulting and business development roles for CNA Financial, Lante Corporation and Accenture. He began his career in the audit and business advisory practice of Arthur Andersen. Goldberg earned a Bachelor of Science degree in finance with honors from the University of Illinois and a Master of Business Administration with distinction from the Ross School of Business at the University of Michigan. He is a Certified Public Accountant. Goldberg serves on the Board of Directors of LL Global, a worldwide research, learning and development organization for financial services firms. He is a board member of the Greater Illinois Chapter of the Alzheimer's Association. He also serves on the Alumni Board of Governors at the Ross School of Business. In addition, he is active in Hyde Park Angels, the largest angel investing group in the Midwest; and is a member of the Chicago Chapter of YPO.

CNO Financial Group | 2017 Investor Day | June 5, 2017 83 Mike Heard– President, Washington National Mike Heard was appointed president of Washington National in March 2017. He served previously as senior vice president of enterprise operations for CNO Financial Group. Prior to joining CNO in 2013, Heard spent eight years at Genworth Financial in senior leadership positions, most recently as senior vice president, business strategy & product support, and has held a variety of claims, service, and operations roles for GE Financial. Overall, he has 25 years of operations and technology experience and 20 years in the financial services industry. Heard earned both Master of Science and Bachelor of Science degrees in industrial engineering from Purdue University. Mike is a fellow of the Life Management Institute, a registered professional engineer, and a six sigma master black belt. He is also retired from the Air Force Reserve. In the community, Mike currently serves on the Board of Directors of the Pacers Foundation, the Advisory Council of the Military Family Research Institute and on the Dean's Advisory Council of the Krannert School of Management at Purdue University.

CNO Financial Group | 2017 Investor Day | June 5, 2017 84 Joel Schwartz – President, Colonial Penn Joel Schwartz was appointed president of Colonial Penn in March 2017. He served previously as vice president, finance and administration for Colonial Penn. Prior to joining CNO in 2014, Schwartz spent nine years with Lincoln Financial Group, principally as senior vice president and CFO of Lincoln Financial Distributors. Overall, his professional career spans more than 30 years, largely in various financial leadership roles in the financial services industry. He holds a Bachelor of Science degree in Business Administration from Villanova University. Schwartz serves on the board of CHH Foundation (CNO Helping Hands) and on LIMRA's Direct to Consumer Distribution Committee.